FOR IMMEDIATE RELEASE

CONTACTS:      James G. Rakes, President & CEO   (540) 951-6236
               J. Robert Buchanan, Treasurer     (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                        ANNOUNCES FIRST QUARTER EARNINGS

BLACKSBURG, VA, APRIL 20, 2006: National Bankshares, Inc. (Nasdaq Capital
Market: NKSH) today announced first quarter net income of just over $3 million, or basic net income of $0.43 per share (adjusted to reflect a 2-for-1 stock split which was effective on March 31). This is a slight increase over the $2.99 million earned in the first quarter of 2005. At March 31, National Bankshares, Inc, the parent company of the National Bank of Blacksburg, Bank of Tazewell County and National Bankshares Financial Services had total assets of nearly $848 million, up by 3.80% over the total on March 31, 2005.

        In making the earnings announcement, Chairman, President & CEO James G. Rakes said, "We continue to experience the effects of compression of the net interest margin, as regular interest rate increases by the Federal Reserve Bank have continued longer than some had predicted. Pressure on the interest margin has impacted earnings. However, we are pleased with the quality of the loan portfolio and with solid asset growth. With the recently announced consolidation of our two bank subsidiaries into National Bank, we are also taking steps to streamline operations and position our Company for a positive future."

        National Bankshares, Inc. is a financial holding company headquartered in Blacksburg, Virginia. It now has two community bank subsidiaries, The National Bank of Blacksburg and Bank of Tazewell County, with its main office in Tazewell, Virginia. Together, the banks operate from 26 locations throughout Southwest Virginia. The company has a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. Additional information about the company is available on its web site at www.nationalbankshares.com.

                            (unaudited tables follow)

National Bankshares, Inc. And Subsidiaries
(000's), except ratios and percent data

Three months ending                                   March 31, 2006         March 31, 2005                Change
Selected Consolidated Data :
---------------------------------------------------------------------------------------------------------------------
Interest income                                           $11,583               $11,035                        4.97%
Interest expense                                            4,238                 3,043                       39.27%
Net interest income                                         7,345                 7,992                       -8.10%
Provision for loan losses                                      17                   190                      -91.05%
Trust income                                                  380                   408                       -6.86%
Other noninterest income                                    1,679                 1,360                       23.46%
Salary and benefits                                         2,911                 2,862                        1.71%
Occupancy expense                                             533                   479                       11.27%
Amortization of intangibles                                   284                   266                        6.77%
Other noninterest expense                                   1,771                 2,082                      -14.94%
Income taxes                                                 -885                  -888                       -0.34%
Net income                                                 $3,003                $2,993                        0.33%
Basic net income per share                                  $0.43                 $0.43                        $0.00
---------------------------------------------------------------------------------------------------------------------

Daily averages:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                              $491,410              $484,551                        1.42%
Loans,net                                                 485,031               477,992                        1.47%
Total securities                                          272,644               256,117                        6.45%
Total deposits                                            741,941               707,254                        4.90%
Other borrowings                                              146                   204                      -28.43%
Stockholders' equity                                       93,417                88,109                        6.02%
Cash and due from                                          17,149                14,082                       21.78%
Interest-earning assets                                   777,400               753,895                        3.12%
Interest-bearing liabilities                              630,151               592,287                        6.39%
Intangible assets                                          16,988                17,121                       -0.78%
Total assets                                              839,478               802,861                        4.56%
---------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
---------------------------------------------------------------------------------------------------------------------
Return on average assets                                    1.45%                 1.51%                        -0.06
Return on average equity                                   13.04%                13.78%                        -0.74
Net interest margin                                         4.22%                 4.71%                        -0.49
Efficiency ratio                                              ---                   ---                          ---
Average equity to average assets                           11.13%                10.97%                         0.15
---------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------
Beginning balance                                          $5,449                $5,729                       -4.89%
Provision for losses                                           17                   190                      -91.05%
Charge-offs                                                   -87                  -253                      -65.61%
Recoveries                                                     39                    46                      -15.22%
Acquisition of CNB                                            ---                   ---                          ---
Ending balance                                             $5,418                $5,712                       -5.15%
---------------------------------------------------------------------------------------------------------------------


Year to Date                                         March 31, 2006            March 31, 2005                Change

Selected Consolidated Data :
---------------------------------------------------------------------------------------------------------------------
Interest income                                           $11,583               $11,035                        4.97%
Interest expense                                            4,238                 3,043                       39.27%
Net interest income                                         7,345                 7,992                       -8.10%
Provision for loan losses                                      17                   190                      -91.05%
Trust income                                                  380                   408                       -6.86%
Other noninterest income                                    1,679                 1,360                       23.46%
Salary and benefits                                         2,911                 2,862                        1.71%
Occupancy expense                                             533                   479                       11.27%
Amortization of intangibles                                   284                   266                        6.77%
Other noninterest expense                                   1,771                 2,082                      -14.94%
Income taxes                                                 -885                  -888                       -0.34%
Net income                                                 $3,003                $2,993                        0.33%
Basic net income per share                                  $0.43                 $0.43                        $0.00
Fully diluted net income per share                            ---                   ---                          ---
Dividends per share                                           ---                   ---                          ---
Dividend payout ratio                                         ---                   ---                          ---
Book value per share                                       $13.44                 12.61                        $0.83
---------------------------------------------------------------------------------------------------------------------

Balance sheet at period-end:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                              $490,757              $495,355                       -0.93%
Loans, net                                               $484,391              $488,735                       -0.89%
Total securities                                          275,828               262,204                        5.20%
Cash and due From                                          18,270                14,043                       30.10%
Total deposits                                            749,222               723,873                        3.50%
Other borrowings                                               83                   431                      -80.74%
Stockholders' equity                                       94,260                88,793                        6.16%
Intangible assets                                          16,829                17,964                       -6.32%
Total assets                                              847,956               816,988                        3.79%
---------------------------------------------------------------------------------------------------------------------

Daily averages:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                              $491,410              $484,551                        1.42%
Loans,net                                                 485,029               477,992                        1.47%
Total securities                                          272,644               256,117                        6.45%
Total deposits                                            741,941               707,254                        4.90%
Other borrowings                                              146                   204                      -28.43%
Stockholders' equity                                       93,419                88,109                        6.03%
Cash and due from                                          17,149                14,082                       21.78%
Interest-earning assets                                   777,400               753,895                        3.12%
Interest-bearing liabilities                              630,151               592,287                        6.39%
Intangible assets                                          16,988                17,121                       -0.78%
Total assets                                              839,478               802,861                        4.56%
---------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
---------------------------------------------------------------------------------------------------------------------
Return on average assets                                    1.45%                 1.51%                        -0.06
Return on average equity                                   13.04%                13.78%                        -0.74
Net interest margin                                         4.22%                 4.71%                        -0.49
Efficiency ratio                                           54.17%                54.12%                         0.05
Average equity to average assets                           11.13%                10.97%                         0.15
---------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------
Beginning balance                                          $5,449                $5,729                       -4.89%
Provision for losses                                           17                   190                      -91.05%
Charge-offs                                                   -87                  -253                      -65.61%
Recoveries                                                     39                    46                      -15.22%
Acquisition of CNB                                            ---                   ---                     -100.00%
Ending balance                                             $5,418                $5,712                       -5.15%
---------------------------------------------------------------------------------------------------------------------

Nonperforming assets:
---------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                              $92                  $347                      -73.49%
Restructured loans                                            ---                   ---                          ---
Total nonperforming loans Note (2)                             92                   347                      -73.49%
Other real estate owned                                       390                   715                      -45.45%
Total nonperforming assets                                   $482                $1,062                      -54.61%
---------------------------------------------------------------------------------------------------------------------

Asset quality ratios: Note (3)
---------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans                          0.02%                 0.07%                        -0.05
Allowance for loan losses to total loans                    1.11%                 1.16%                        -0.05
Allowance for loan losses
  to nonperforming loans                                 5889.13%              1646.11%                      4243.02
---------------------------------------------------------------------------------------------------------------------
 Note (2) Loans 90 days past due or more not included Note (3) Ratio change measured in bp
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